UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 24, 2007
COMMUNITY HEALTH SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of Principal Executive Offices, including Zip Code)
(615) 465-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1: REGISTRATION RIGHTS AGREEMENT
EX-4.2: JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
EX-4.3: INDENTURE
EX-4.4: FIRST SUPPLEMENTAL INDENTURE
EX-4.5: FIRST SUPPLEMENTAL INDENTURE
EX-4.6: SECOND SUPPLEMENTAL INDENTURE
EX-4.7: FIRST SUPPLEMENTAL INDENTURE
EX-10.1: CREDIT AGREEMENT
EX-10.2: GUARANTEE AND COLLATERAL AGREEMENT
EX-10.3: JOINDER
EX-10.4: FORM OF PERFORMANCE BASED RESTRICTED STOCK AWARD AGREEMENT, PART A
EX-10.5: FORM OF PERFORMANCE BASED RESTRICTED STOCK AWARD AGREEMENT, PART B
EX-10.6: FORM OF RESTRICTED STOCK AWARD AGREEMENT
EX-23.1: CONSENT OF ERNST & YOUNG LLP
EX-99.1: PRESS RELEASE
EX-99.2: CONSOLIDATED FINANCIAL STATEMENTS OF TRIAD HOSPITALS, INC.
EX-99.3: UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Item 1.01. Entry Into a Material Definitive Agreement.
     New Credit Agreement
     On July 25, 2007, in connection with its acquisition of Triad Hospitals, Inc. (“Triad”) described in Item 2.01 below, Community Health Systems, Inc. (the “Company”) and its wholly-owned subsidiary CHS/Community Health Systems, Inc. (“CHS/CHS”), entered into a credit agreement (the “New Credit Agreement”) with a syndicate of financial institutions led by Credit Suisse, as administrative agent and collateral agent. The New Credit Agreement provides for a new credit facility (the “New Credit Facility”) consisting of a $6,065 million term loan facility with a maturity of seven years, a $400 million delayed draw term loan with a maturity of seven years and a $750 million revolving credit facility with a maturity of six years. The revolving credit facility also includes a subfacility for letters of credit and a swingline subfacility.
     The New Credit Agreement requires the Company to make quarterly amortization payments of the term loan facility in quarterly amounts equal to 0.25% of the outstanding amount of the term loan from 2009 through 2014, with the outstanding principal balance payable on the anniversary of the credit agreement in 2014.
     The term loan facility must be prepaid in an amount equal to (1) 100% of the net cash proceeds of certain asset sales and dispositions by the Company and its subsidiaries, subject to certain exceptions and reinvestment rights, (2) 100% of the net cash proceeds of issuances of certain debt obligations by the Company and its subsidiaries, subject to certain exceptions, and (3) 50%, subject to reduction to a lower percentage based on our leverage ratio, of excess cash flow for any year, commencing in 2008, subject to certain exceptions.
     Voluntary prepayments and commitment reductions are permitted in whole or in part, without premium or penalty, subject to minimum prepayment or reduction requirements.
     The loans under the New Credit Facility will bear interest on the outstanding unpaid principal amount at a rate equal to an applicable percentage plus, at the Company’s option, either (a) an alternative base rate determined by reference to the greater of (1) the prime rate announced by Credit Suisse and (2) the federal funds rate plus one-half of 1.0%, or (b) a reserve adjusted Eurodollar rate. Loans under the swingline subfacility bear interest at the rate applicable to alternative base rate loans under the revolving credit facility.
     The Company has agreed to pay letter of credit fees equal to the applicable percentage then in effect with respect to Eurodollar rate loans under the revolving credit facility times the maximum aggregate amount available to be drawn under all letters of credit issued under the subfacility for letters of credit. The issuer of any letter of credit issued under the subfacility for letters of credit will also receive a customary fronting fee and other customary processing charges. The Company is also obligated to pay commitment fees, depending on its total leverage costs, of up to 0.50% per annum, on the unused portion of the revolving credit facility. For purposes of this calculation, swingline loans are not treated as usage of the revolving credit facility. The Company will also pay arrangement fees on the closing of the credit facility and an annual administrative agent fee.
     The New Credit Agreement documentation contains customary representations and warranties, subject to limitations and exceptions, and customary covenants restricting the Company’s and its subsidiaries’ ability to, among other things and subject to various exceptions, (1) declare dividends, make distributions or redeem or repurchase capital stock, (2) prepay, redeem or repurchase other debt, (3) incur liens or grant negative pledges, (4) make loans and investments and enter into acquisitions and joint ventures, (5) incur additional indebtedness, (6) make capital expenditures, (7) engage in mergers, acquisitions and asset sales, (8) conduct transactions with affiliates, (9) alter the nature of our businesses, or (10) change our fiscal year. The Company and its subsidiaries are also required to comply with specified financial covenants (consisting of a leverage ratio and an interest coverage ratio) and various affirmative covenants.
     Events of default under the New Credit Agreement include, but are not limited to, (1) the Company’s failure to pay principal, interest, fees or other amounts under the credit agreement when due (taking into account any applicable grace period), (2) any representation or warranty proving to have been materially incorrect when made, (3) covenant defaults subject, with respect to certain covenants, to a grace period, (4) bankruptcy events, (5) a cross default to certain other debt, (6) certain undischarged judgments (not paid within an applicable grace period), (7) a change of control, (8) certain ERISA-related defaults, and (9) the invalidity or impairment of specified security interests.

     In connection with the New Credit Agreement, on July 25, 2007, the Company entered into a guarantee and collateral agreement (the “Guarantee and Collateral Agreement”) with CHS/CHS and certain of the Company’s subsidiaries acting as guarantors, and Credit Suisse as collateral agent. Under the Guarantee and Collateral Agreement, all of CHS/CHS’s obligations under the New Credit Agreement are unconditionally guaranteed by the Company and certain existing and subsequently acquired or organized domestic subsidiaries and, to the extent no adverse tax consequences to us would result therefrom, foreign subsidiaries. The Guarantee and Collateral Agreement provides that all obligations under the New Credit Agreement and the related guarantees are secured by a perfected first priority lien or security interest in substantially all of the Company’s assets and each subsidiary guarantor’s assets, including equity interests held by the Company or any subsidiary guarantor, excluding the equity interests of non-significant subsidiaries, syndication subsidiaries, securitization subsidiaries and joint venture subsidiaries.
     The foregoing summary of the New Credit Agreement, the Guarantee and Collateral Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the New Credit Agreement and the Guarantee and Collateral Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated into this report by reference.
     The Indenture
     Upon the closing of the acquisition of Triad on July 25, 2007, Triad and certain of its subsidiaries entered into a joinder agreement (“Purchase Agreement Joinder”) to the purchase agreement (the “Purchase Agreement”) among CHS/CHS, the Company, certain other guarantors party thereto, Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, J. P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Barclays Capital Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Fifth Third Securities, Inc., GE Capital Markets, Inc., Goldman, Sachs & Co., KeyBanc Capital Markets Inc., NatCity Investments, Inc., Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc. and UBS Securities LLC (collectively, the “Initial Purchasers”). Pursuant to the Purchase Agreement Joinder, Triad and certain of its subsidiaries became parties to the previously disclosed Purchase Agreement. A copy of the Purchase Agreement Joinder is filed as Exhibit 10.3 hereto and is hereby incorporated into this report by reference.
     Also, in connection with the Purchase Agreement, on July 25, 2007 CHS/CHS, the Company, the other guarantors party thereto and the Initial Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which CHS/CHS, the Company and the other guarantors party thereto have agreed to file an exchange offer registration statement under the Securities Act of 1933 (the “Securities Act”) to register the exchange of the Notes (as defined below) for new notes of CHS/CHS having terms substantially identical in all material respects to the Notes. Under certain circumstances, CHS/CHS, the Company and the other guarantors may also be required to file a shelf registration statement under the Securities Act to register the resale of the Notes by certain holders thereof. In the event that CHS/CHS, the Company and the other guarantors fail to comply with certain of their obligations under the Registration Rights Agreement, CHS/CHS will be required to pay additional interest to the holders of the Notes as specified in the Registration Rights Agreement. Triad and certain of its subsidiaries became parties to the Registration Rights Agreement pursuant to a joinder agreement to the Registration Rights Agreement, entered into on July 25, 2007. Copies of the Registration Rights Agreement and the joinder to the Registration Rights Agreement are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are hereby incorporated into this report by reference.
     Pursuant to the Purchase Agreement, and in connection with the acquisition of Triad, CHS/CHS issued $3,021,331,000 aggregate principal amount of its 8 7/8% senior notes due 2015 (the “Notes”) pursuant to an indenture (the “Indenture”) dated as of July 25, 2007 by and among CHS/CHS, the Company, the guarantors party thereto, and U.S. Bank National Association, as trustee. The Notes are senior obligations of CHS/CHS and are guaranteed on a senior basis by the Company and by certain of the Company’s subsidiaries. The Notes mature on July 15, 2015. CHS/CHS is entitled to redeem some or all of the Notes at any time on or after July 15, 2011 at the redemption prices set forth in the Indenture. In addition, prior to July 15, 2011, CHS/CHS may redeem some or all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make whole” premium, as set forth in the Indenture. CHS/CHS is entitled to redeem up to 35% of the aggregate principal amount of the Notes until July 15, 2010 with the net proceeds from certain equity offerings at the redemption price set forth in the Indenture. The Indenture also contains covenants that, among other things, subject to various qualifications and exceptions, limit the ability of CHS/CHS, the Company and certain of the Company’s subsidiaries to: incur or guarantee additional indebtedness; pay dividends or make other restricted payments; make certain investments; create or incur certain liens; sell assets and subsidiary stock; transfer all or substantially all of their assets or enter into merger or consolidation transactions; an enter into transactions with affiliates. Triad and certain of its subsidiaries became guarantors under the Indenture pursuant to the First Supplemental Indenture to the Indenture, entered into on July 25, 2007. Copies of the Indenture and the First Supplemental Indenture to the Indenture are filed as Exhibits 4.3 and 4.4 hereto, respectively, and are hereby incorporated into this report by reference.
      Supplemental Indentures for Old Notes
     Also, in connection with its acquisition of Triad, on July 24, 2007, after receiving the requisite consents to do so, the Company amended the indenture dated as of December 16, 2004 relating to its 6-1/2% Senior Subordinated Notes due 2012 (the “Old CHS Notes”) by entering into the First Supplemental Indenture with U.S. Bank National Association, as successor trustee to Suntrust Bank. Additionally, in connection with its acquisition of Triad, on July 24, 2007, after receiving the requisite consents to do so, Triad amended (i) the indenture dated as of May 6, 2004, as supplemented by the First Supplemental Indenture dated as of May 6, 2004 relating to Triad’s 7% Senior Notes due 2012 (“Old Triad 2012 Notes”) by entering into a Second Supplemental Indenture and (ii) the indenture dated as of November 12, 2003 relating to Triad’s 7% Senior Subordinated Notes due 2013 (“Old Triad 2013 Notes,” and together with the Old Triad 2012 Notes, the “Old Triad Notes”), each with The Bank of New York Trust Company, N.A., as successor trustee to Citibank, N.A. Such supplemental indentures amended the applicable indentures relating to the Old CHS Notes, the Old Triad 2012 Notes and the Old Triad 2013 Notes to modify or eliminate substantially all of the restrictive covenants and eliminate certain events of default contained in such indentures. A copy of the First Supplemental Indenture relating to the Old CHS Notes is filed as Exhibit 4.5 hereto, a copy of the Second Supplemental Indenture relating to the Old Triad 2012 Notes is filed as Exhibit 4.6 hereto and a copy of the First Supplemental Indenture relating to the Old Triad 2013 Notes is filed as Exhibit 4.7 hereto, and each is hereby incorporated into this report by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     In connection with the Company’s entry into the New Credit Agreement, by paying all of the outstanding balances, accrued interest and fees, the Company terminated that certain Amended and Restated Credit Agreement dated as of August 19, 2004, by and among CHS/CHS, the Company, JPMorgan Chase Bank, as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and JP Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners and the other lender party thereto.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 25, 2007 (the “Closing Date”), the Company completed its previously announced acquisition of Triad through a merger (the “Triad Merger”) of a wholly-owned subsidiary of the Company with Triad pursuant to that certain Agreement and Plan of Merger, dated as of March 19, 2007, by and among the Company, Triad and FWCT-1 Acquisition Corporation (the “Merger Agreement”). As a result of the Triad Merger, Triad has become a wholly-owned subsidiary of the CHS/CHS. Pursuant to the Triad Merger Agreement, stockholders of Triad are entitled to receive $54.00 in cash for each share of Triad common stock outstanding immediately prior to the Triad Merger.
     Other than in respect of the Triad Merger and the transactions related thereto, the Company is not aware of any material relationships between the Company and Triad and any of their respective affiliates, directors or officers, or associates of those directors or officers.
     In connection with the consummation of the Triad Merger, CHS/CHS obtained $7,215 million of senior secured financing under the New Credit Facility and issued $3,021 million aggregate principal amount of Notes at the closing of the Triad Merger. The Notes are senior obligations of CHS/CHS and are guaranteed on a senior basis by the Company and by certain of the Company’s subsidiaries. The Company used the net proceeds from the Notes offering and the proceeds of $6,065 million of term loans under the new credit facility to pay the consideration under the merger agreement, to refinance certain of its indebtedness and indebtedness of Triad, to complete certain related transactions, to pay certain costs and expenses of the transactions and for general corporate uses. (See Item 1.01 above).

     Also, in connection with the consummation of the merger on July 25, 2007, the Company and Triad each elected to accept for payment all Old CHS Notes and the Old Triad Notes that had been properly tendered and not properly withdrawn prior to such time, together with the related consents that were received in connection with the Company’s and Triad’s tender offer and consent solicitations for the Old CHS Notes and the Old Triad Notes. The supplemental indenture affecting the amendments to the indenture relating to the Old CHS Notes was executed on July 24, 2007 by the Company and U.S. Bank National Association, as trustee; and the supplemental indentures affecting the amendments to the indentures relating to the Old Triad Notes were executed on July 24, 2007 by the Company and U.S. Bank National Association, as trustee. The amendments modified or eliminated substantially all of the restrictive covenants and eliminated certain events of default contained in the indentures. (See Item 1.01 above).
     On the Closing Date, the Company issued a press release announcing the completion of the Triad Merger and the related financing arrangements. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     The supplemental indenture affecting the amendments to the indenture relating to the Old CHS Notes was executed on July 24, 2007 by the Company and U.S. Bank National Association, as trustee; and the supplemental indentures affecting the amendments to the indentures relating to the Old Triad Notes were executed on July 24, 2007 by the Company and U.S. Bank National Association, as trustee. The amendments modified or eliminated substantially all of the restrictive covenants and eliminated certain events of default contained in the indentures. (See Item 1.01 above).
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On July 18, 2007, the Board of Directors of the Company, upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), met and approved certain compensation arrangements for the Company’s Named Executive Officers, the other executive officers of the Company, and the non-employee members of the Board of Directors. The purpose for the compensation arrangements is to provide additional performance and retention incentives in connection with the previously announced merger with Triad Hospitals, Inc. The arrangements were effective only upon the consummation of the Triad Merger. The following arrangements were approved:
     Option Grants and Restricted Stock Awards to Named and Other Executive Officers
     Pursuant to the Company’s Amended and Restated 2000 Stock Option and Award Plan (the “Plan”), the Compensation Committee approved the following equity grants to its Named Executive Officers:

	Non-	Performance
	Qualified Stock	Based Restricted
Name and Position	Options	Shares
Wayne T. Smith, Chairman, President and Chief Executive Officer	500,000	200,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	200,000	100,000

David L. Miller, Senior Vice President, Group Operations	100,000	30,000

Gary D. Newsome, Senior Vice President, Group Operations	100,000	30,000

	Non-	Performance
	Qualified Stock	Based Restricted
Name and Position	Options	Shares
Michael T. Portacci, Senior Vice President, Group Operations	100,000	30,000

All other executive officers as a group (only 50,000 of the restricted shares awarded were performance based, the balance, 35,000 shares, were granted with 2-year time vesting restrictions only)	185,000	85,000
     Each grant of nonqualified stock options included the following terms: (i) a grant date of July 25, 2007, with a strike price equal to the close of the market on that date (i.e., $40.41 per share), (ii) a three-year vesting schedule in equal increments on each of the first, second, and third anniversaries of the grant date, (iii) an 8-year duration, and (iv) granted pursuant to the form of nonqualified stock option previously used for similar grants.
     Form of Performance Based Restricted Stock Award Agreement
     In tailoring the terms of the performance based restricted stock awards to the Company’s Named Executive Officers and certain other executive officers, the Compensation Committee sought to more closely align the incentives with the long-term Company objectives of the Triad Merger. Unlike the performance based restricted stock award agreements used in the prior two years’ annual compensation arrangements, which contained a single year of performance objectives, followed by a time vesting element, the Compensation Committee determined that the performance objective should span the two-year period following the consummation of the Triad Merger, but should also have separate criteria for each year and not be entirely at risk for the first year’s performance. Accordingly, with respect to this special performance based restricted stock award, the Committee divided each award into each into two equal portions. The first half is subject to a performance objective for the attainment of either 90% of the projected net revenues or 75% of the projected earnings per share for the period from the close of the Triad Merger (i.e., July 25, 2007) through June 30, 2008. The second half is subject to a performance objective for the attainment of either 90% of the projected net revenues or 75% of the projected earnings per share for the second year following the Triad Merger, i.e., July 1, 2008, through June 30, 2009. Once the respective performance objective is attained and certified by the Compensation Committee, the restrictions on the respective award will lapse.
     On July 18, 2007, the Compensation Committee approved two new forms of Performance Based Restricted Stock Award Agreement, Part A and Part B (the “Form PBRS Agreements”) to be utilized for the special performance based restricted stock awards to be effective upon the consummation of the Triad Merger. The Form PBRS Agreements contain the lapse of restriction provisions described above. Notwithstanding the performance objectives set forth in the Form PBRS Agreements, the restrictions will lapse earlier in the event of the grantee’s death, disability or termination of employment by the Company without cause, or in the event of a change in control of the Company.
     Restricted Stock Awards to the Non-employee Members of the Board of Directors
     Also at the meetings of the Compensation Committee and the Board of Directors held on July 18, 2007, the following awards of restricted stock were made to the non-employee members of the Board of Directors, each to be effective only upon the consummation of the Triad Merger:

Restricted
Name	Shares
John A. Clerico	10,000

John A. Fry	10,000

Restricted
Name	Shares
Dale F. Frey	10,000

Harvey Klein, M.D.	10,000

Julia B. North	10,000

H. Mitchell Watson, Jr.	10,000

Total (Directors)	60,000
     Form of Restricted Stock Award Agreement (other Executive Officers and Non-employee Members of the Board of Directors)
     In tailoring the terms of the special restricted stock awards to certain other executive officers (i.e., those whose awards do not contain performance based criteria) and to the non-employee members of the Board of Directors, the Compensation Committee sought to more closely align the incentives with the long-term Company objectives of the Triad Merger and to make them consistent with the special performance based restricted stock awards made to the Named Executive Officers. Accordingly, the Compensation Committee and the Board of Directors determined that these special awards should contain a two-year lapsing schedule and a new form of restricted stock award agreement was adopted to be utilized for this grant. Notwithstanding the vesting schedule set forth in the new form of restricted stock award agreement, the restrictions will lapse earlier in the event of the death, disability or termination of employment (or termination of service, in the case of a non-employee member of the Board of Directors), without cause, of the grantee, or in the event of a change in control of the Company.
     Appointment of New Executive Officer
     Also in connection with the Triad Merger, and effective at that time, the Board of Directors of the Company has appointed a new executive officer and changed the title of certain of its existing executive officers. Each of the officers with the current title of “Senior Vice President, Group Operations” now carries the title of “Division President, Group Operations.”
     The Company’s new executive officer is:
     Thomas D. Miller, age 49, Division President, Group Operations. Mr. T. Miller joined the Company at the time of the Triad Merger and is assigned oversight responsibility for the Company’s facilities in Indiana, Kentucky, and Ohio. From 1998 until his promotion to his current position, Mr. T. Miller served as the president and chief executive officer of Lutheran Health Network in northeast Indiana, a system that includes five hospital facilities. For the ten years prior to 1998, he was with Hospital Corporation of America, in various, increasingly responsible positions of hospital and market leadership.
Item 7.01. Regulation FD Disclosure.
     The Pro Forma information, including the Unaudited Pro Forma Condensed Financial Statements and notes thereto included in the Company’s Current Report on Form 8-K filed on June 13, 2007 have been updated, as are described in Exhibit 99.3 to this Current Report on Form 8-K, and are incorporated herein by reference. Additionally, the Company hereby updates the following information from its Current Report on Form 8-K filed on June 13, 2007 regarding its business that was prepared in connection with the financing activities related to the Triad Merger as follows:
Sources and Uses
     The approximate sources and uses of the funds for the acquisition of Triad and certain related transactions, including the repayment of certain of our debt and the debt of Triad, are set forth in the table below (as of March 31, 2007). See our unaudited pro forma financial information, including our “Unaudited Pro Forma Condensed

Financial Statements” and the related notes thereto, included elsewhere in this Current Report:

Sources of Funds		Uses of Funds
(Dollars in millions)
New Senior Secured Revolving Credit Facility(1)	$—	Equity Purchase Price	$4,956
New Senior Secured Delayed Draw Term Loan Facility(1)	—	Refinance Existing Triad Debt	1,691
New Senior Secured Term Loan Facility	6,065	Refinance Existing CHS Debt	1,864
New Senior Notes (2)	3,000	Redemption Tendering Fees	72
		Severance and Termination Costs	93
		Breakup Fees and Expenses	40
		Working Capital(3)	12

		Other Fees and Expenses(4)	337

Total Sources	$9,065	Total Uses	$9,065

(1)	We did not have any outstanding borrowings under our new $750.0 million senior secured revolving credit facility, or our $400.0 million New Senior Secured delayed draw term loan facility, immediately following the consummation of the Merger and the related transactions.

(2)	Notes are net of discount of $21.3 million.

(3)	Working capital will be used for general corporate uses.

(4)	Reflects our estimate of fees and expenses associated with the Merger and the related transactions described in this Current Report, including commitment, placement and other financing fees, financial advisory costs and other transaction costs and professional fees.
     As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
     The consolidated financial statements of Triad Healthcare Corporation (formerly Triad Hospitals, Inc.) are attached as Exhibit 99.2 to this report and are incorporated herein by reference.
     (b) Pro forma financial information.
     The information required by this item, attached as Exhibit 99.3, updates information that was disclosed in Item 7.01 of the Current Report on Form 8-K filed by the Company on June 13, 2007 and is hereby incorporated herein by reference.
     (d) Exhibits.
     The following items are included as Exhibits to this report:

Exhibit No.	Description
4.1	Registration Rights Agreement by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the other guarantors party thereto and the Initial Purchasers party thereto.

4.2	Joinder to the Registration Rights Agreement dated as of July 25, 2007.

4.3	Indenture, dated as of July 25, 2007 by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the other guarantors party thereto and U.S. Bank National Association.

4.4	First Supplemental Indenture, dated as of July 25, 2007 by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., Triad Healthcare Corporation, the other guarantors party thereto and U.S. Bank National Association.

4.5	First Supplemental Indenture relating to the Old CHS Notes, dated as of July 24, 2007 by and among Community Health Systems, Inc., and U.S. Bank National Association.

4.6	Second Supplemental Indenture relating to the Old Triad 2012 Notes, dated as of July 24, 2007 by and among Triad Hospitals Inc., and The Bank of New York Trust Company, N.A.

4.7	First Supplemental Indenture relating to the Old Triad 2013 Notes, dated as of July 24, 2007 by and among Triad Hospitals Inc., and The Bank of New York Trust Company, N.A.

10.1	Credit Agreement, dated as of July 25, 2007, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the lender parties thereto and Credit Suisse, as Administrative Agent and Collateral Agent, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC as Joint Bookrunner and Co-Lead Arrangers, Wachovia Bank, N.A. as Syndication Agent, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Co-Documentation Agents.

10.2	Guarantee and Collateral Agreement, dated as of July 25, 2007, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Subsidiaries from time to time party hereto and Credit Suisse, as collateral agent.

10.3	Joinder, dated as of July 25, 2007 to the Purchase Agreement dated as of June 27, 2007.

10.4	Form of Performance Based Restricted Stock Award Agreement, Part A

10.5	Form of Performance Based Restricted Stock Award Agreement, Part B

10.6	Form of Restricted Stock Award Agreement

23.1	Consent of Ernst & Young LLP

99.1	Press release issued by Community Health Systems, Inc., dated July 25, 2007.

99.2	Consolidated Financial Statements of Triad Hospitals, Inc. (now Triad Healthcare Corporation).

99.3	Unaudited Pro Forma Condensed Financial Statements of the Company and notes thereto.

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: July 27, 2007

COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ Wayne T. Smith
	Name:	Wayne T. Smith
	Title:	Chairman, President and Chief Executive Officer

By:	/s/ W. Larry Cash
	Name:	W. Larry Cash
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Registration Rights Agreement by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the other guarantors party thereto and the Initial Purchasers party thereto.

4.2	Joinder to the Registration Rights Agreement dated as of July 25, 2007.

4.3	Indenture, dated as of July 25, 2007 by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the other guarantors party thereto and U.S. Bank National Association.

4.4	First Supplemental Indenture, dated as of July 25, 2007 by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., Triad Healthcare Corporation, the other guarantors party thereto and U.S. Bank National Association.

4.5	First Supplemental Indenture relating to the Old CHS Notes, dated as of July 24, 2007 by and among Community Health Systems, Inc., and U.S. Bank National Association.

4.6	Second Supplemental Indenture relating to the Old Triad 2012 Notes, dated as of July 24, 2007 by and among Triad Hospitals Inc., and The Bank of New York Trust Company, N.A.

4.7	First Supplemental Indenture relating to the Old Triad 2013 Notes, dated as of July 24, 2007 by and among Triad Hospitals Inc., and The Bank of New York Trust Company, N.A.

10.1	Credit Agreement, dated as of July 25, 2007, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the lender parties thereto and Credit Suisse, as Administrative Agent and Collateral Agent, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC as Joint Bookrunner and Co-Lead Arrangers, Wachovia Bank, N.A. as Syndication Agent, JPMorgan Chase Bank and Merrill Lynch Capital Corporation as Co-Documentation Agents.

10.2	Guarantee and Collateral Agreement, dated as of July 25, 2007, by and among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the Subsidiaries from time to time party hereto and Credit Suisse, as collateral agent.

10.3	Joinder, dated as of July 25, 2007 to the Purchase Agreement dated as of June 27, 2007.

10.4	Form of Performance Based Restricted Stock Award Agreement, Part A

10.5	Form of Performance Based Restricted Stock Award Agreement, Part B

10.6	Form of Restricted Stock Award Agreement

23.1	Consent of Ernst & Young LLP

99.1	Press release issued by Community Health Systems, Inc., dated July 25, 2007.

99.2	Consolidated Financial Statements of Triad Hospitals, Inc. (now Triad Healthcare Corporation).

99.3	Unaudited Pro Forma Condensed Financial Statements of the Company and notes thereto.